Kinetics Paradigm Portfolio
Schedule of Investments
September 30, 2025 (Unaudited)

COMMON STOCKS - 82.3%		Shares	Value
Accommodation - 0.3%
Civeo Corp.		169,600	$3,900,800

Asset Management - 0.0%(a)
Investor AB (b)		1,000	31,234

Beverage and Tobacco Product Manufacturing - 0.0%(a)
Crimson Wine Group Ltd. (b)		14,400	74,641

Broadcasting (except Internet) - 0.0%(a)
Atlanta Braves Holdings, Inc. - Class C (b)		4,842	201,379

Computing Infrastructure Providers, Data Processing, Web Hosting, and Related Services - 0.0%(a)
Broadridge Financial Solutions, Inc.		1,000	238,170

Diversified Real Estate Activities - 0.1%
PrairieSky Royalty Ltd.		60,000	1,113,171

Electric Power Generation, Transmission and Distribution - 2.3%
Hawaiian Electric Industries, Inc. (b)		2,508,000	27,688,320
NRG Energy, Inc.		148	23,969
			27,712,289

Financial Services - 0.0%(a)
Kinnevik AB (b)		200	1,776

Food Services and Drinking Places - 0.1%
Wendy's Co.		144,000	1,319,040

Funds, Trusts, and Other Financial Vehicles - 0.1%
Mesabi Trust (c)		41,800	1,223,486

Hospitality and Tourism - 0.8%
Carnival Corp. (b)		215,000	6,215,650
Royal Caribbean Cruises Ltd.		10,200	3,300,516
			9,516,166

Insurance Carriers - 0.0%(a)
Fairfax Financial Holdings Limited		2	3,496

Insurance Carriers and Related Activities - 0.0%(a)
Markel Group, Inc. (b)		100	191,136

Management of Companies and Enterprises - 0.9%
Associated Capital Group, Inc. - Class A		260,290	8,727,524
Fairfax India Holdings Corp. (b)(d)		8,400	144,900
White Mountains Insurance Group Ltd.		924	1,544,484
			10,416,908

Management, Scientific, and Technical Consulting Services - 1.1%
CACI International, Inc. - Class A (b)		27,000	13,467,060

Mining (except Oil and Gas) - 2.7%
Franco-Nevada Corp.		120,000	26,749,200
Wheaton Precious Metals Corp.		48,000	5,368,320
			32,117,520

Oil and Gas Extraction - 60.7%(e)
Texas Pacific Land Corp. (f)		782,792	730,845,923

Other Financial Investment Activities - 0.4%
Onex Corp.		46,000	4,079,280
Seaport Entertainment Group, Inc. (b)		30,000	687,600
			4,766,880

Other Investment Pools and Funds - 0.0%(a)
Partners Value Investments LP (b)		8,000	103,413

Other Telecommunications - 0.2%
Liberty Broadband Corp. - Class C (b)		32,000	2,033,280

Performing Arts, Spectator Sports, and Related Industries - 1.4%
Live Nation Entertainment, Inc. (b)		100,000	16,340,000

Real Estate - 1.0%
Howard Hughes Holdings, Inc. (b)		146,000	11,996,820

Securities and Commodities Exchanges - 1.3%
Cboe Global Markets, Inc.		60,000	14,715,000
Miami International Holdings, Inc. (b)		20,966	844,091
TXSE Group, Inc. (b)(g)		4,350	100,050
			15,659,141

Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 4.2%
Brookfield Asset Management Ltd.		160,000	9,110,400
Brookfield Corp.		600,000	41,148,000
			50,258,400

Support Activities for Water Transportation - 4.4%
Clarkson PLC		75,800	3,741,322
Landbridge Co. LLC - Class A (c)		916,400	48,889,940
Siem Industries, Inc. (b)		11,000	385,000
			53,016,262

Technology Services and Software - 0.2%
SB Technology, Inc. (b)(g)		156,886	2,700,008

Telecommunications - 0.0%(a)
GCI LIBERTY INC SR ESCROW (b)(g)		72,000	0

Water, Sewage and Other Systems - 0.1%
WaterBridge Infrastructure LLC - Class A (b)		50,000	1,261,000
TOTAL COMMON STOCKS (Cost $133,009,508)			990,509,399

UNIT INVESTMENT TRUSTS - 16.1%		Shares	Value
Grayscale Bitcoin Mini Trust ETF (b)		389,280	19,709,246
Grayscale Bitcoin Trust ETF (b)		1,946,400	174,728,328
Grayscale Ethereum Classic Trust (b)		12	114
Grayscale Litecoin Trust (b)		8	70
TOTAL UNIT INVESTMENT TRUSTS (Cost $25,987,832)			194,437,758

REAL ESTATE INVESTMENT TRUSTS - COMMON - 0.1%		Shares	Value
Real Estate - 0.1%
Equity LifeStyle Properties, Inc.		15,800	959,060
TOTAL REAL ESTATE INVESTMENT TRUSTS - COMMON (Cost $722,223)			959,060

WARRANTS - 0.0%(a)		Contracts	Value
Other Investment Pools and Funds - 0.0%(a)
Partners Value Investments LP, Expires 06/30/2026, Exercise Price $2.93 (b)		800	18,883
TOTAL WARRANTS (Cost $2,368)			18,883

PREFERRED STOCKS - 0.0%(a)		Shares	Value
Other Investment Pools and Funds - 0.0%(a)
Partners Value Investments LP, Series 1*, 0.16%, 11/27/2030 (b)		800	592
TOTAL PREFERRED STOCKS (Cost $239)			592

TOTAL INVESTMENTS - 98.5% (Cost $159,722,170)			1,185,925,692
Money Market Deposit Account - 5.2% (h)(i)			63,086,536
Liabilities in Excess of Other Assets - (3.7)%			(44,972,409)
TOTAL NET ASSETS - 100.0%	0.0%	0.0%	$1,204,039,819

Percentages are stated as a percent of net assets.	–%

LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company

(a)	Represents less than 0.05% of net assets.
(b)	Non-income producing security.
(c)	All or a portion of this security is on loan as of September 30, 2025. The fair value of these securities was $43,985,307.
(d)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2025, the value of these securities total $144,900 or 0.0% of the Fund’s net assets.

(e)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(f)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(g)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $2,800,058 or 0.2% of net assets as of September 30, 2025.

(h)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2025 was 3.99%.

(i)
All or a portion of this deposit account was purchased using proceeds from securities lending. The fair value of this deposit held from securities lending as of September 30, 2025 is $44,526,316 which represented 3.7% of net assets.

Security Valuation

Master Portfolios and Spin-off Fund equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.

Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange-traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).

Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios and the Board of Directors of the Spin-off Fund. In determining the fair value of a security, the Board of Trustees/Directors shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At September 30, 2025, 2.35%, 1.09%, 0.23%, 0.82%, 1.21% and 0.45% of the net assets of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio and The Kinetics Spin-Off and Corporate Restructuring Fund , respectively, were fair valued securities. The other Master Portfolio did not hold any fair-valued securities at September 30, 2025.

Summary of Fair Value Exposure

Various inputs are used in determining the value of Master Portfolio’s and Spin-off Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that Master Portfolio’s and Spin-off Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Portfolio’s and Spin-off Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value The Paradigm Portfolio's net assets as of September 30, 2025:

Assets^	Level 1		Level 2	Level 3		Total
Common Stocks	$983,630,061		$4,079,280	$2,800,058	*	$990,509,399
Unit Investment Trust	194,437,758		–	–		194,437,758
Real Estate Investment Trusts	959,060		–	–		959,060
Warrants	18,883		–	–		18,883
Preferred Stocks	–		592	–		592
Total Investments in Securities	$1,179,045,762		$4,079,872	$2,800,058	*	$1,185,925,692

During the period ended September 30, 2025, there were no transfers into or out of Level 3.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
Description	Investments in Securities
Balance as of December 31, 2024	$-	*
Accrued discounts/premiums	-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	-	***
Net purchases and/or acquisitions	2,800,058
Net sales and/or write-offs	-
Transfer in and/or out of Level 3	-
Balance as of September 30, 2025	$2,800,058	*

Description	Fair Value at 6/30/2025		Valuation Techniques	Unobservable Input	Range**
Common Stocks	$-	*	Asset Liquidation Analysis	Precedent Transaction	$0.00 - $0.00
Common Stocks	$2,700,008		Cost Approach	Precedent Transaction	$17.21 - $17.21
Common Stocks	$100,050		Cost Approach	Precedent Transaction	$23.00 - $23.00

^	See Consolidated Portfolio of Investments for breakout of investments by industry classification.
*	Amount is less than $0.50.
**
Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

***	Total change in unrealized appreciation/(depreciation) relating to Level 3 investment assets and investment liabilities still held by the Fund at September 30, 2025 is $0.